UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 1, 2005

The Houston Exploration Company
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-11899	22-2674487
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1100 Louisiana Street, Suite 2000, Houston, Texas		77002-5215
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	713-830-6800

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

d) Effective February 1, 2005, the Board of Directors of The Houston Exploration Company (the "Company" or "Houston Exploration") appointed Thomas A. McKeever to serve as a director. Mr. McKeever will stand for election at the Company’s Annual Meeting to be held April 26, 2005. Mr. McKeever is not a party to any transaction described in Item 404(a) of Regulation S-K involving the Houston Exploration. With the appointment of Mr. McKeever, Houston Exploration’s Board was increased from seven to eight members.

A copy of Houston Exploration’s press release announcing the appointment of Thomas A. McKeever to its Board of Directors is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

Mr. McKeever is currently Executive Chairman of Sempra Metals Group, a global metals trading business headquartered in London, where he has served in that position since February 2002. From July 2001 to January 2002, Mr. McKeever worked as a private consultant. From July 2000 to July 2001, he served as Vice Chairman of Enron Europe Limited, a subsidiary of Enron Corp., an integrated provider of products and services related to natural gas, electricity and communications, where he oversaw the integration of MG plc, a metals trading group listed on the London Stock Exchange, into Enron Europe. Mr. McKeever resigned from Enron Europe in July 2001. MG plc was spun off from Metallgesellschatf Group, a German-based metals and engineering group, in September 1999 via an initial public offering. Mr. McKeever served as Executive Chairman of MG plc until its acquisition by Enron Europe in July 2000. From 1994 until September 1999, Mr. McKeever worked in various capacities for the Metallgesellschaft Group. From 1977 to 1994, Mr. McKeever worked at AMAX, Inc., a global metals and energy producer. At AMAX he served in a variety of positions, including Executive Vice President and Board member. From 1973 to 1976, Mr. McKeever was employed at JWP, a utility holding company in Long Island, New York. From 1965 to 1972 Mr. McKeever worked at Arthur Andersen, New York. Mr. McKeever received a Bachelor of Science degree from Fordham University in 1965 and a Certified Public Accountant license from New York State in 1968.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Houston Exploration Company

February 4, 2005	By:	/s/ James F. Westmoreland

Name: James F. Westmoreland
Title: Vice President and Chief Accounting Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press release dated February 4, 2005 announcing the appointment of Thomas A. McKeever to the Board of Directors.